                                  EXHIBIT 10.22

                               GUARANTY AGREEMENT


             This Guaranty Agreement is made and effective as of December 12, 1996, by and between Xing International, Inc., a New York corporation (the "Borrower"), and Diodes Incorporated, a Delaware corporation (the "Guarantor"), upon the basis of the following facts and understandings of the parties:

         A. The Borrower and the Guarantor are the holders of all of the issued and outstanding capital stock of Shanghai Kai Hong Kong Electronics Co., Ltd., a corporation formed under the laws of the People's Republic of China for the purpose of manufacturing and distributing diodes, surface mounted devices, transistors and other electronic components (the "Company"), all pursuant to that certain Joint Venture Agreement dated as of March 18, 1996 (the "Joint Venture Agreement").

         B. Concurrently herewith, the borrower is entering into a Term Loan Agreement pursuant to which THE HONG KONG and SHANGHAI BANKING CORPORATION LIMITED (the "Bank") has agreed to lend to the Borrower [U.S. $850,000], provided that the Guarantor guarantee the prompt payment of the indebtedness of the Borrower.

         C. The Borrower desires to provide the Guarantor, and the Guarantor desires to obtain from the Borrower, in consideration of such guaranty, certain rights in and to the shares of the capital stock of the Company now or hereafter held by the Borrower.

         D. The Borrower desires to obtain such guarantee from the Guarantor, and the Guarantor is willing to make such guarantee, all on the terms set forth in this Agreement.

            NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which hereby is acknowledged, the parties hereto agree as follows:

            1.       Guarantee.

                     a. The Guarantor hereby agrees to execute and deliver to the Bank an irrevocable stand by letter of credit.

                     b. In consideration of the Guaranty, the Borrower shall reimburse the Guarantor promptly upon demand for all costs and expenses incurred by it in connection with, by reason of or relating to the execution, delivery and performance of the Guaranty and for all amounts paid by or on behalf of or for the account of the Borrower pursuant to the Guaranty, including, but not limited to, interest, commission and fees (including attorney's fees).

                      c. The Borrower hereby authorizes the Bank, if and to the extent the Guarantor shall be required to pay any amount whatsoever to any person pursuant to, in connection with or as a result of or relating to the Guaranty, to set-off and apply for the account of, and to pay over to, the Guarantor any and all amounts at any time held by, and any other indebtedness at any time owing to, the Borrower to or for the credit or the account of the Borrower without notice to the Borrower. The Guarantor agrees promptly to notify the Borrower after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Guarantor under this Section 1(c) are in addition to any other which the Guarantor may have.

                      d. In the event that the Guarantor shall be required to pay any amount whatsoever to any person pursuant to, in connection with or as a result of or relating to the Guaranty, the Guarantor shall have the right, in its sole and absolute discretion, to purchase from the Borrower, and the Borrower hereby sells and assigns to the Guarantor, that portion of the Borrower's shares of the capital stock of the Company obtained by dividing (x) the amount so paid by the Guarantor by (v) the aggregate amount theretofor required to be paid by the Borrower to the Company for the purchase of such shares, in cancellation of the Borrower's obligations to reimburse for the Guarantor for such amount so paid by the Guarantor. The Borrower hereby authorizes the Company to take all such actions as may be reasonably requested by the Guarantor to effect the purpose and intent of this Section 1(d). The Guarantor's rights under this section 1(d) are in addition to any other rights and remedies (including, without limitation, other rights of set-off) which the Guarantor may have. All distributions with respect to the shares of the Company purchased by the Guarantor pursuant to this section 1(d) which are declared and paid before the effective date of such purchase shall be and remain the property of the Borrower. Upon any such purchase, the right of the Guarantor to seek reimbursement from the Borrower with respect to the payment by the Guarantor which gave rise to such right to purchase shall cease.

                  2. Survival of Representations, Warranties and Agreements. All representations, warranties and agreements made by the parties hereto in this Agreement (including, but not limited to, statements contained in any schedule or certificate or other instrument delivered by or on behalf of any party hereto or in connection with the transactions contemplated hereby) shall survive the date hereof and any investigations, inspections, examinations or audits made by or on behalf of any party.

                  3. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter of and supersedes all prior agreements understanding, negotiations and discussions, whether oral or written, relating to the subject matter of this Agreement. No supplement, modification, waiver or termination of this Agreement shall be valid unless executed by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

                  4. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed to have been given
(i) if personally delivered, when so delivered, when so delivered, (ii) if mailed, one (1) week after having been placed in the mail, registered or certified, postage prepaid , addressed to the party to whom it is directed at the address set forth on the signature page hereof or (iii) if given by telex or telecopier, when such notice or other communication is transmitted to the telex or telecopier number specified on the signature page hereof and the appropriate answerback or telephonic confirmation is received. Either party may change the address to which such notices are to be addressed by giving the other party notice in the manner herein set forth.

                  5. Governing Law. The Validity, construction and interpretation of this Agreement shall be governed in all respects by the laws of the State of California applicable to contracts made and to be performed wholly within that State.

                  6. Attorney's Fees. In the event any party takes legal action to enforce any of the terms of this Agreement, the unsuccessful party to such action shall pay the successful party's expenses (including, but not limited to, attorney's fees and costs) incurred in such action.

                  7. Jurisdiction. Except as provided in Section 8, each party hereto irrevocably submits to the exclusive jurisdiction of any court of the State of California or the United States of America sitting in the City of Los Angeles over any suit, action or proceeding arising out of or relating to this Agreement. To the fullest extent it may effectively do so under applicable law, each party irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the establishment of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding, brought in any such court has been brought in an inconvenient forum. Each party hereto agrees, to the fullest extent it may effectively do so under applicable law, that a judgment in any suit, action or proceeding of the nature referred to hereinabove brought in any such court shall be conclusive and binding upon such person and its successors and assigns and may be enforced in the courts of the United States of America or the State of California (or any other courts to the jurisdiction of which such person is or may be subject) by a suit upon such judgment. Each party hereto consents to process being served in any suit, action or proceeding of the nature referred to hereinabove by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of the other set forth in Section 10. Each party agrees that such service (i) shall be deemed in every respect effective service of process upon such person in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law be taken and held to be valid personal service upon and personal delivery to such person.

                  8. Arbitration. Any controversy arising out of or relating to this Agreement or the transaction contemplated hereby shall be referred to arbitration before the American Arbitration Association strictly in accordance with the terms of this

Agreement and the substantive law of the State of California. The board of arbitrators shall convene at a place mutually acceptable to the parties in the state of California and, if the place of arbitration cannot be agreed upon, arbitration shall be conducted in Los Angeles. The parties hereto agree to accept the decision of the board of arbitrators, and judgment upon any award rendered hereunder may be entered in any court having jurisdiction thereof. Neither party shall institute a proceeding hereunder until the party furnished to the other party, by registered mail, at least thirty (30) days prior written notice of its intent to do so.

                  9. Time of Essence. Time is of the essence in the performance of every provision of this Agreement and the other contracts, notes and instruments referred to in this Agreement.


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first set forth below.



   GUARANTOR:                          DIODES INCORPORATED


                                       By /s/ David Lin, President & CEO
                                          Authorized Representative
                                          3050 East Hillcrest Drive
                                          Suite 200
                                          Westlake Village, California  91362
                                          Telecopier Number: (805) 446-4850


         BORROWER:                     XING INTERNATIONAL, INC.
                                       By /s/ J.Y. Xing
                                       J.Y. Xing
                                       9712 63rd Drive
                                       Apartment 10D
                                       Rego Park,  New York  11374
                                       Telecopier Number: